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Exhibit 10.3.1

AMENDMENT NO. 1 TO
STOCK PURCHASE AGREEMENT

        This Amendment No. 1 to Stock Purchase Agreement (the "Agreement"), dated as of March 3, 2004, among Displaytech, Inc., a Colorado corporation (the "Company"), Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund III, L.P., InterWest Capital, Inc. and Nissho Electronics Corporation (each referred to as a "Purchaser" and collectively as "Purchasers").

        WHEREAS, the Company and the Purchasers are parties to that certain Stock Purchase Agreement (the "Agreement"), dated as of February 11, 2003, pursuant to which the Purchasers purchased shares of the Company's Series E-1 Senior Preferred Stock, par value $.001 per share; and

        WHEREAS, in connection with the Company's issuance of shares of Series F Convertible Preferred Stock and Series G Convertible Preferred Stock, the Company and the Purchasers have determined that it is in their best interest, and in furtherance of their purposes, to amend the Agreement to modify certain of the Purchasers' rights and obligations.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Company and the Purchasers, severally and not jointly, hereby agrees as follows:

          1.     Section 8.6 of the Agreement shall be deleted in its entirety.

          2.     Except as amended herein, the Agreement shall remain in full force and effect.

          3.     This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws.

          4.     This Amendment may be executed in any number of counterparts (and by facsimile), each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

DISPLAYTECH, INC.

By:	/s/ RICHARD BARTON
Name:	Richard Barton
Title:	Chief Executive Officer

FLEMING US DISCOVERY FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	/s/ ROBERT L. BURR Robert L. Burr, member

FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	/s/ ROBERT L. BURR Robert L. Burr, member

INTERWEST CAPITAL, INC.

By:
Name:	William C. Glynn
Title:	President

NISSHO ELECTRONICS CORPORATION

By:
Name:
Title:

FLEMING US DISCOVERY FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	Robert L. Burr, member

FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	Robert L. Burr, member

INTERWEST CAPITAL, INC.

By:	/s/ WILLIAM C. GLYNN
Name:	William C. Glynn
Title:	President

NISSHO ELECTRONICS CORPORATION

By:
Name:
Title:

FLEMING US DISCOVERY FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	Robert L. Burr, member

FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner

By:	Robert L. Burr, member

INTERWEST CAPITAL, INC.

By:
Name:	William C. Glynn
Title:	President

NISSHO ELECTRONICS CORPORATION

By:	/s/ TAKASHI FUKUDA
Name:	Takashi Fukuda
Title:	Senior Managing Director

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AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT